FY 2Q 2011 Supplemental Earnings Information 1 Fiscal Year 2Q 2011 Supplemental Earnings Information Exhibit 99.2 FY 2Q 2011 Supplemental Earnings Information

Forward-Looking Statements 2 FY 2Q 2011 Supplemental Earnings Information Information contained or incorporated by reference in this supplement presentation, in other SEC filings by the Company, in press releases and in presentations by the Company or its management that are not historical by nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied bythe forward-looking statements will be achieved. Such statements are based on management’s current expectations and beliefs and are subject to anumber of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company’s financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, the Company’s acquisition strategy and ability to integrate acquired companies and assets, outlook of customers, reception of new products and technologies, and strength of competition and pricing.Other factors and risks that may affect the Company’s business and future financial results are detailed in the Company’s SEC filings, including, but not limited to, those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” in the Company’s Quarterly Report on Form 10-Q. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. The following presentation should be read together with our unaudited condensed consolidated financial statements and the related notes appearing in the Company’s Quarterly Report on Form 10-Q and in our audited annual financial statements as of and for the year ended June 30, 2010, included in Amendment No. 1 to the Form S-4 filed with the SEC on November 8, 2010.

Non-GAAP Financial Measures

The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity.

"Adjusted EBITDA" is defined as EBITDA adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash and non-recurring items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and liquidity and these financial measures are among the primary measures used by management for planning and forecasting of future periods. The Company believes Adjusted EBITDA is especially important in a capital-intensive industry such as telecommunications. The Company further believes that the presentation of EBITDA and Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation from, or as substitutes for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA:

- does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;
- does not reflect changes in, or cash requirements for, our working capital needs;
- does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and
- does not reflect cash required to pay income taxes.

The Company's computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion.

Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to invest in the growth of the business or as measures of liquidity.

In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business.

Tables reconciling such non-GAAP measures are included beginning on page 50 of this presentation. A glossary of terms used throughout is also available under the investor section of the Company's website at http://investor.zayo.com.

FY 2Q 2011 Supplemental Earnings Information 3

Presentation of Certain Consolidated Pro-forma Financial Data

Acquisitions have been, and are expected to continue to be, a component of the Company's strategy. In this Supplemental Earnings Information under "Consolidated Pro-forma Financial Data", the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the two fiscal quarters in which the Company has completed its most recent acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments.

Specifically, with regard to its two most recent acquisitions, AGL Networks ("AGL") and American Fiber Systems Holding Corporation ("AFS"), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates in the respective fiscal quarters ended September 30, 2010, and December 31, 2010, by adjusting the actual operating results as if both AGL and AFS acquisitions occurred on April 1, 2010.

In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA, which principally include an adjustment related to the fair value of the acquired deferred revenue balance, but do not include cost savings and other synergies that were only realized following completion of the acquisition. See "Consolidated Historical Reconciliations".

The Company provided the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate only for the respective fiscal quarters ended September 30, 2010 and December 31, 2010 and only on the slide entitled "Consolidated pro-forma Financial Data".

The pro-forma results for the periods ended June 30, 2010 and September 30, 2010 do not include any anticipated synergies or other expected benefits of the acquisition. Accordingly, the pro-forma financial information is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisition and merger been consummated as of July 1, 2009.

In December 2010, the Financial Accounting Standards Board issued, Accounting Standards Update ("ASU") No. 2010-09 Disclosure of Supplementary Pro-forma Information For Business Combinations. This ASU clarifies the disclosure requirements for pro-forma presentation to be included within filings with the Securities and Exchange Commission. The Company elected to early-adopt the revised pro-forma requirements in its December 31, 2010 Quarterly Report. Prior period pro-forma results have been adjusted to correspond with the current period presentation.

In addition, on the same slide, the Company has presented financial data for the three month periods ended December 31, 2009 and March 31, 2010, which has been adjusted on a pro-forma basis to treat the revenue and expenses related to Onvoy Voice Services, a segment which the Company spun off on March 12, 2010, as related party (rather than intercompany) revenues and expenses.

FY 2Q 2011 Supplemental Earnings Information 4

Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors and others to obtain a better understanding of the Company’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. ·Certain operating measures, such as sales, network expense, installation and Churn, included intercompany items for the threemonths ended March 31, 2010, and June, 30 2010. The intercompany items were not material and have been eliminated for the period ended September 30, 2010. ·For the three months ended December 31, 2010, the Company began reporting Monthly Amortized Revenue (MAR) in addition to Monthly Recurring Revenue (MRR) as a component of the sales, installations, Churn, pipeline and Contract Value operating measures. Previously reported periods were not amended to include MAR. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated Gross Profit on Gross New Sales; (2) estimated capital expenditures associated with Gross New Sales; (3) estimated payback period on Gross New Sales (calculated); (4) estimated commitments of Speculative Capital Expenditures; and (5) estimated timing of Service Activation Pipeline conversion. In addition to these measures that are based on estimates of future events, certain fiscal year 2010 third quarter historicalmeasures include an estimate of the Zayo Enterprise Networks (“ZEN”) component of the consolidated historical operating measure. These estimates were necessitated by the lack of available historical data for the measure at the ZEN segment. Historical operating measures that include an estimate for ZEN are: (1) Gross Profit, Capital Expenditures and payback for new sales; (2) stratification of Gross New sales; (3) breakdown of installations and Churn; (4) price changes; (5) Upgrades; (6) Service Activation and Churn Pipeline; (7) Revenue Under Contract; (8) customer verticals and product mix; and (9) customer and unit metrics. The three months ending June 30, 2010, also includes an estimate for ZEN’s Revenue Under Contract. Rounding Components may not sum due to rounding. 5 FY 2Q 2011 Supplemental Earnings Information

Presentation of Financial Data

Summary Organizational Chart [1]

Onvoy, Inc. ("Onvoy Voice Services" or "OVS") was spun off on March 12, 2010. OVS is treated as a related party in the quarters ending December 31, 2010, September 30, 2010 and June 30, 2010



Zayo Group Holdings, Inc.
Onvoy, Inc.
Zayo Group, LLC
Zayo Capital, Inc.
Zayo Bandwidth, LLC
Zayo Colocation, Inc.
Zayo Enterprise Networks, LLC
Zayo Fiber Solutions, LLC

Zayo Fiber Solutions, LLC ("ZFS") was launched on July 1, 2010. AGL Networks, LLC ("AGL"), which was acquired on July 1, 2010, is a significant part of ZFS' revenue and costs. On July 1, 2010, ZB and ZEN Dark-Fiber revenue (and associated costs) were also transferred to ZFS. The AFS merger closed on October 1, 2010; a portion of AFS' revenue (and cost)was associated with Dark Fiber and was added to ZFS.

[1] The summary organizational chart is a financial reporting depiction of the organization, not a legal entity organizational chart. Specifically, the summary organizational chart does not include American Fiber Systems Holding Corporation which remains a direct subsidiary of Zayo Group, LLC and is the parent company of American Fiber Systems, Inc.

FY 2Q 2011 Supplemental Earnings Information 6

Presentation of Financial Data

Anticipated Organizational Chart as of March 31, 2011[1]



Zayo Group Holdings, Inc.
Onvoy, Inc. "OVS"
Operational metrics would exclude ZEN
Zayo Capital, Inc.
Zayo Group, LLC "ZG"
Zayo Enterprise Networks, LLC "ZEN"
Zayo Bandwidth, LLC "ZB"
Zayo Colocation, Inc. "zColo"
Zayo Fiber Solutions, LLC "ZFS"

Why changes? To further focus ZG on Infrastructure

[1] The anticipated organizational chart is a financial reporting depiction of the organization, not a legal entity organizational chart. Specifically, the anticipated organizational chart does not include American Fiber Systems Holding Corporation which remains a direct subsidiary of Zayo Group, LLC and is the parent company of American Fiber Systems, Inc.

FY 2Q 2011 Supplemental Earnings Information 7

Presentation of Financial Data

Detail behind the Anticipated Organization Changes



Zayo Group Holdings, Inc.
Onvoy, Inc. "OVS"
ZN is a sales channel that is funded by, and sells products on behalf of, the business units. Its sales force is largely geography focused and sells infrastructure products to select customers such as regional carriers, Internet/content companies, school districts, data centers, and hospitals
Remaining ZEN segment contains only legacy managed and CLEC services which are non-core to infrastructure theme and will be excluded from operational metrics
Zayo Capital, Inc.
Zayo Group, LLC "ZG"
Zayo Enterprise Networks, LLC "ZEN"
ZB transferred colo to zColo.
Zayo Bandwidth, LLC "ZB"
Zayo Colocation, Inc. "zColo"
Zayo Fiber Solutions, LLC "ZFS"
Zayo Networks "ZN"
ZEN transferred its bandwidth infrastructure to ZB and its colo products to zColo.
Earlier in 2010, ZEN's Dark Fiber products were transferred to ZFS

FY 2Q 2011 Supplemental Earnings Information 8

ReportingImpacts As previously disclosed during the three months ended December 31, 2010, management approved a restructuring of the Company’s operating segments effective January 1, 2011. The Company has restructured its operating segments to more closely align with its product offerings. The following changes will impact our reporting and comparability of prior periods: ■ Restructuring of operating segments to more closely align with product categories ·Transfer Bandwidth Infrastructure products currently in ZEN to ZB (effective 1/1/11) ·Transfer Ethernet and IP products currently in ZEN to ZB (effective 1/1/11) ·Transfer Colocationproducts currently in ZEN and ZB to zColo(effective 1/1/11) ■ Create a new shared sales channel for ZB, ZFS and zColo. While ZB, ZFS, and zColo will continue to have direct sales forces selling to their largest customers, the shared sales and marketing organization will represent the infrastructure products of ZB, ZFS and zColo to all but the largest customers. It will focus on regional carriers, Internet companies, local colocation companies, and high bandwidth enterprise segments such as media, healthcare, and educational segments ■The existing ZEN segment will contain only the legacy managed services / CLEC products (“Managed Communication Services” or “MCS”) that were acquired in various acquisitions. Effective 1/1/11, MCS will not be included in the consolidated operational metric reporting (e.g. Gross New Sales, installs, Churn, etc.) FY 2Q 2011 Supplemental Earnings Information 9

Recent Acquisitions

Acquisition of AGL Networks closed on July 1, 2010; merger with American Fiber Systems closed on October 1, 2010. Nashville colo facility signed and closed on September 20, 2010

Pro-Forma Statistics

	Three months ended		
	June 30, 2010	September 30, 2010	September 30, 2010
	AGL Networks	American Fiber Systems	Nashville Colo Facility
NETWORK STATISTICS			
Metro Markets	3	9	1
Route Miles	786	1,251	n/a
Fiber Miles	192,048	172,415	n/a
On-Net Buildings	289	644	n/a
Colocation Square Feet			9,000 [4]
Cabinet Equivalents			350
Cabinet Utilization			5%
PRO-FORMA QUARTERLY FINANCIAL STATISTICS ($M) [1]			
Pro-forma Revenue	$5.6	$7.8	$0.0
Pro-forma Adjusted EBITDA	$2.9	$3.4	$0.0
% Margin	*52%*	*43%*	
TRANSACTION STATISTICS ($M)			
Close Date	Jul 1	Oct 1	Sep 20
Purchase Price	$73.7	$99.0 [2]	$0.2
EBITDA Multiple [3]	6.3x	7.3x	

[1] Quarterly financial results include a pro-forma reduction to the historical revenue and Adjusted EBITDA based on management's estimates of the fair value of the acquired deferred revenue balance
[2] Purchase price excludes $15.1 million for AFS interest in US Carrier
[3] EBITDA multiple based on pro-forma Adjusted EBITDA results annualized
[4] Facility is 15,400 sq. ft. with 9,000 sq. ft. of Colocation space built out and ~3,500 sq. ft. of expansion space

FY 2Q 2011 Supplemental Earnings Information 10

Consolidated Pro-forma Financial Data 11 FY 2Q 2011 Supplemental Earnings Information Pro-forma Financial Data 1 The three months ended December 31, 2009, and the three months ended March 31, 2010, are presented pro-forma for the treatment of OVS (spun-off March 12, 2010) as a related party rather than as intercompany 2 The three months ended September 30, 2010, amounts include the operating results of the July 1, 2010 ,AGL acquisition. The three months ended December 31, 2010, amounts include the operating results of both the acquisition of AGL and the October 1, 2010 merger with AFS. Adjusting for the effect of the transactions as if theyhad occurred on April 1, 2010, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2010, were estimated to be 9% and 12% respectively and 8% and 27% respectively for the three months ended December 31, 2010. See “Pro-forma Growth Reconciliation” slide on page 52 of this presentation

Consolidated Invested Capital Ratio 12 FY 2Q 2011 Supplemental Earnings Information Invested Capital 1The decrease in member’s interest during the three months ended December 31, 2010, is a result of net deferred tax liability of $0.6 million transferred to OVS. Offsetting this decrease is an increase to the member’s interest balance in the amount of $0.1 million related to the push down of preferred stock compensation 1

Consolidating Financial Data

Consolidating Data

($ in millions)

	Three Months Ended December 31, 2010					
	Zayo Bandwidth	Zayo Enterprise Networks	zColo	Zayo Fiber Solutions	Corporate / Intercompany Elimination	Zayo Group
Revenue	$52.8	$8.1	$7.4	$11.1	($1.6)	$77.9
Gross profit	38.8	4.2	3.9	11.0	(0.7)	57.2
Gross profit %	*73%*	*52%*	*53%*	*99%*	*42%*	*73%*
Operating income/(loss)	$10.4	($0.2)	$1.1	$3.0	($1.0)	$13.2
Earnings/(loss)	10.1	(0.2)	1.0	3.0	(12.0)	1.9
Adjusted EBITDA	$21.9	$0.9	$2.4	$7.0	($0.0)	$32.2
Purchases of property and equipment	32.4	1.3	0.5	3.3	0.0	37.5
Unlevered free cash flow (deficit)	($10.5)	($0.4)	$1.9	$3.7	($0.0)	($5.3)
Adjusted EBITDA margin	*41%*	*11%*	*33%*	*63%*		*41%*

FY 2Q 2011 Supplemental Earnings Information

13

Invested Capital Ratio by Business Unit 14 FY 2Q 2011 Supplemental Earnings Information Invested Capital1The $71.6 million Invested Capital at Corporate primarily relates to an accumulated deficit at the Corporate business segment in the amount of $75.2 million.Thisdeficit is a result of the Corporate business segment incurring all interest expenses associated with the Company’s debt obligations, income tax expense for all business units and stock-based compensation expense for corporate employees.The Invested Capital resulting from the Corporate business units accumulated deficit is offset by $3.6 million in net assets which are not allocated to other business units (e.g. debt issuance costs, deferred income taxes, certain stock based compensation accruals, etc.) 1

Stratification of Revenue 15 $57.8 $59.7 $66.1 $75.2 $1.0 $1.0 $1.8 $2.4 $0.1 $0.7 $0.7 $0.3 $58.9 $61.4 $68.6 $77.9 $0 $10 $20 $30 $40$50 $60 $70 $80 $90 Mar-10 Jun-10 Sep-10 Dec-10 Revenue Stratification MRR and Usage Revenue MAR Other Revenue $0.4 $0.4 $0.5 $0.6 $0.6 $0.6 $1.3 $1.8 $1.0 $1.0 $1.8 $2.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Mar-10 Jun-10Sep-10 Dec-10 MAR MAR -Installs MAR -IRU $0.5 $0.9 $1.0 $0.8 $0.4 $1.6 $0.1 $1.0 $0.8 $2.6 $1.1 $1.9 $0.0 $0.5 $1.0$1.5 $2.0 $2.5 $3.0 Mar-10 Jun-10 Sep-10 Dec-10 Customer Invoices for Services accounted for as MAR Invoiced -Install Charges Invoiced -IRU charges $0.1 $0.7 $0.7 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5$3.0 Mar-10 Jun-10 Sep-10 Dec-10 Other Revenue millions millions millions millions FY 2Q 2011 Supplemental Earnings Information $19.6 $20.1 $22.3 $25.4 $0.3 $0.2 $0.6 $0.8 $19.9 $20.3 $22.9 $26.1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Mar-10Jun-10 Sep-10 Dec-10 Monthly Recurring Revenue (MRR) Monthly Amortized Revenue (MAR) millions MRR and MAR on the Last Day of the Quarter 1 1 Other revenue in the three months ended December 31, 2010, included $0.1 million of termination revenue, $0.7 million of revenue associated with construction services and late fees, and ($0.5) million of credits and adjustments.There were no asset sales during the period $0.0 $0.6 $0.6 $0.1 ($1.0) $0.0 $1.0 $2.0 $3.0 Mar-10 Jun-10 Sep-10 Dec-10 $21.9 $22.7 $26.1 $32.1 $0.6 $0.6 $0.1 $21.9 $23.3 $26.8 $32.2 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Adjusted EBITDA excluding Other Revenue Adjusted EBITDA Associated with Other Revenue

Stratification of Adjusted EBITDA 16 millions FY 2Q 2011 Supplemental Earnings Information millionsAdjusted EBITDA Associated with Other Revenue 1 1 Adjusted EBITDA associated with other revenue includes EBITDA from other revenue. There were no asset sales during the period Stratification of Adjusted EBITDA Adjusted EBITDA Stratification $30 $17 $47 $29 $0 $10 $20 $30 $40 $50 Mar-10 Jun-10 Sep-10 Dec-10 $1,567 $1,355 $1,792 $1,612 $66 $1,567 $1,355 $1,792 $1,677 $0 $500 $1,000 $1,500 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Gross Sales -MRR Gross Sales -MAR Gross New Sales

17 FY 2Q 2011 Supplemental Earnings Information Gross New Sales $1,358 $1,185 $1,675 $1,566 $0 $500 $1,000 $1,500 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 21 13 26 14 — 5 10 15 20 25 30 Mar-10 Jun-10 Sep-10 Dec-10Gross New Sales Estimated Gross Profit and Gross Profit Percentage on Gross New Sales Estimated Capital Expenditures associated with Gross New Sales Estimated Payback Period associated with Gross New Sales thousands thousands millions months MRR and MAR Monthly Gross Profit Capital Expenditures Contract Value = $64M $116M $61M $101M Est. Gross Profit = 87%87% 93% 93% Stratification of Gross New Sales 18 FY 2Q 2011 Supplemental Earnings Information Gross New Sales StratificationMarch 31,June 30,September 30,December 31,20102010201020101.Network capacity Gross New Sales ($ in thousands)$0$0$0$0Estimated Capital Expenditures on Gross New Sales ($ in millions)1.90.50.80.93%2.<12 Month PaybackGross New Sales ($ in thousands)$853$861$864$93255%Estimated Gross Profit % on Gross New Sales84%84%88%91%Estimated Capital Expenditures on Gross New Sales ($ in millions)1.51.61.74.07%Estimated Payback Period (in months)2113Contract Value of Gross New Sales ($ in millions)22.524.431.741.23.>12 Month Payback Gross New Sales ($ in thousands)$302$235$132$60820%Estimated Gross Profit % on Gross New Sales78%94%99%98%Estimated Capital Expenditures on Gross New Sales ($ in millions)4.94.32.611.419%Estimated Payback Period (in months)21192017Contract Value of Gross New Sales ($ in millions)12.211.37.045.14.Speculative Projects Gross New Sales ($ in thousands)$49$0$0$281%Estimated Gross Profit % on Gross New Sales99%n/a100%n/a Estimated Capital Expenditures on Gross New Sales ($ in millions)6.80.95.79.619%Estimated Payback Period (in months)n/an/an/an/a Contract Value of Gross New Sales ($ in millions)2.60.00.04.65.FTT Projects Gross New Sales ($ in thousands)$362$259$795$10924%Estimated Gross Profit % on Gross New Sales99%93%99%91%Estimated Capital Expenditures on Gross New Sales ($ in millions)14.69.436.03.252%Estimated Payback Period (in months)41384631Contract Value of Gross New Sales ($ in millions)27.425.877.610.2Three months ended Average % of prior four quarters

Stratification of Speculative Projects

Speculative Capital Expenditure Commitments

($ in millions)	Three months ended March 31, 2010	Three months ended June 30, 2010	Three months ended September 30, 2010	Three months ended December 31, 2010
Estimated Success Based Capital	$ 2.6	$ -	$ 2.9	$ 4.5
Estimated Speculative Capital	4.1	0.9	2.9	5.1
Estimated Total Capital for Speculative Projects	$ 6.8	$ 0.9	$ 5.7	$ 9.6
Government Stimulus[1]				
Estimated Success Based Capital	$ 2.5	$ -	$ 2.9	$ 4.5
Estimated Speculative Capital	3.8	-	2.9	4.2
Estimated Total Capital for Speculative Projects	$ 6.3	$ -	$ 5.7	$ 8.7
Opportunistic Network Expansions[2]				
Estimated Success Based Capital	$ -	$ -	$ -	$ -
Estimated Speculative Capital	0.3	0.9	-	0.8
Estimated Total Capital for Speculative Projects	$ 0.3	$ 0.9	$ -	$ 0.8
Customer-Specific with Negative Payback				
Estimated Success Based Capital	$ 0.1	$ -	$ -	$ -
Estimated Speculative Capital	0.1	-	-	0.2
Estimated Total Capital for Speculative Projects	$ 0.2	$ -	$ -	$ 0.2
Other				
Estimated Success Based Capital	$ -	$ -	$ -	$ -
Estimated Speculative Capital	-	-	-	-
Estimated Total Capital for Speculative Projects	$ -	$ -	$ -	$ -

[1] The estimated Speculative Capital and Success Based Capital for Government Stimulus in the quarter ended December 31, 2010, relate to a network build for a healthcare cooperative under the FCC Rural Health Care Pilot Program. The amount included in Success Based Capital relates to an IRU payment for the project that will offset $4.5 million of network build costs

[2] The estimated Speculative Capital for Opportunistic Network Expansions in the quarter ended December 31, 2010, relates to the installation of a larger conduit for a segment of a network expansion project to enable greater future growth

FY 2Q 2011 Supplemental Earnings Information

19

Quota Bearing Headcount (QBHC) FY 2Q 2011 Supplemental Earnings Information 20 Quota Bearing Headcount

37 36 43 46 0 10 20 30 40 50 Mar-10 Jun-10 Sep-10 Dec-10 $14 $13 $14 $12 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Quota Bearing Headcount Monthly Average Gross New Salesper QBHC thousands Headcount Gross New Sales MRR and MAR Installation and Churn 21 FY 2Q 2011 Supplemental Earnings Information Installation and Churn

$1,032 $1,287 $1,580 $1,548 $27 $1,032 $1,287 $1,580 $1,576 $0 $300 $600 $900 $1,200 $1,500 $1,800 Mar-10 Jun-10 Sep-10 Dec-10 Goss Installed Revenue -MRR Goss Installed Revenue -MAR ($901) ($692) ($864) ($923) $0 $0 $0 ($0) ($901) ($692) ($864) ($924) ($1,800) ($1,500) ($1,200) ($900) ($600) ($300) $0 Mar-10 Jun-10 Sep-10 Dec-10 Churn -MRR Churn -MAR $131 $595 $716 $625 $27 $131 $595 $716 $652 $0 $300 $600 $900 $1,200 $1,500 $1,800 Mar-10 Jun-10 Sep-10 Dec-10 Net Installations MRR Net Installations MAR $233 $592 $717 $813 $0 $300 $600 $900 $1,200 $1,500 $1,800 Mar-10 Jun-10 Sep-10 Dec-10 Gross Installations Churn Net Installations Gross Profit from Net Installations thousands thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Monthly Gross Profit Est. Gross Profit = 87% 89% 93% 96% Est. Gross Profit = 74% 79% 86% 76% Est. Gross Profit = 178% 100% 100% 125% Breakdown of Installations and Churn Installs and Churn 22

FY 2Q 2011 Supplemental Earnings Information $935 $1,030 $1,422 $1,460 $38 $184 $106 $66 $59 $73 $52 $51 $1,032 $1,287 $1,580 $1,576 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-10 Jun-10 Sep-10 Dec-10 Installations from New Service Installations from Price Increases Installations from Upgrades Gross Installations thousands 91% 6% 4% 80% 6% 14% ($784) ($576) ($707) ($808) ($76) ($44) ($120) ($70) ($41) ($73) ($37) ($45) ($901) ($692) ($864) ($924) ($1,800) ($1,600) ($1,400) ($1,200) ($1,000) ($800) ($600) ($400) ($200) $0 Mar-10 Jun-10 Sep-10 Dec-10 Hard Disconnects Churn from Negative Price Changes Churn associated with Upgrades Churn thousands 87% 8% 5% 83% 6% 11% MRR and MAR MRR and MAR 100% 100% 100% 100% 90% 3% 7% 100% 82% 14% 4% 100% 93% 3% 4% 100% 87% 8% 5% 100% Churn = -1.6% -1.2% -1.3% -1.2% Price Changes Price Changes $38 $184 $106 $66 $0 $50 $100 $150 $200 Mar-10 Jun-10 Sep-10 Dec-10 $1.5 $1.8 $5.7 $1.6 $5.7 $1.5 $4.5 $3.0 $7.1 $3.3 $10.2 $4.6 $0 $2 $4 $6 $8 $10 $12 Mar-10 Jun-10 Sep-10 Dec-10 Contract Value associated with Price Increases Contract Value associated with Price Decreases ($76) ($44) ($120) ($70) ($200) ($150) ($100) ($50) $0 Mar-10 Jun-10 Sep-10 Dec-10 Price Increases Contract Value Associated with Price Changes Price Decreases thousands millions thousands MRR and MAR Contract Value MRR and MAR ($38) $140 ($14) ($4) ($50) $0 $50 $100 $150 Mar-10 Jun-10 Sep-10 Dec-10 Price Changes Net of Price Increases and Price Decreases thousands MRR and MAR 23 FY 2Q 2011 Supplemental Earnings Information Price Increase was 37% of affected MRR and MAR 33% 31% 31% Price Decrease was -32% of affected MRR and MAR -12% -22% -15% Upgrades Upgrades $59 $73 $52 $51 $0 $20 $40 $60 $80 Mar-10 Jun-10 Sep-10 Dec-10 ($44) ($73) ($37) ($45) ($80) ($60) ($40) ($20) $0 Mar-10 Jun-10 Sep-10 Dec-10 $15 $1 $16 $5 $0 $20 $40 $60 $80 Mar-10 Jun-10 Sep-10 Dec-10 36% 1% 44% 12% 0% 10% 20% 30% 40% 50% Mar-10 Jun-10 Sep-10 Dec-10 Gross Installations Associated with Upgrades Average % Increase in Monthly Recurring Revenue Associated with Upgrades thousands thousands thousands Churn Associated with Upgrades Net Installations Associated with Upgrades

24 FY 2Q 2011 Supplemental Earnings Information MRR and MAR MRR and MAR MRR and MAR % Change in MRR and MAR Contract Value = $2.2M $1.7M $1.8M $1.4M Contract Value = ($0.5M) ($0.5M) ($0.1M) ($0.4M) Contract Value = $1.7M $1.2M $1.6 M $1.1M 1 A portion of Ethernet upgrades were processed as net change orders during the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010. This treatment does not impact net install amounts, but caused a slight understatement of both gross installations associated with Upgrades and Churn associated with Upgrades.Beginning with the quarter ended December 31, 2010, the methodology has been revised to reflect the full gross amount of both installations associated with Upgrades and Churn associated with Upgrades 1

$1.7 $1.6 $1.6 $1.6 $0.5 $0.6 $1.0 $1.2 $2.2 $2.3 $2.6 $2.9 $0 $2 $4 $6 Mar-10 Jun-10 Sep-10 Dec-10 Delivery date within the next 6 months Delivery date after 6 months $1.5 $1.6 $2.0 $2.2 $0.1 $0.7 $0.6 $0.7 $0.6 $2.2 $2.3 $2.6 $2.9 $0 $2 $4 $6 Mar-10 Jun-10 Sep-10 Dec-10 Service Orders -MRR Service Orders -MAR Revenue Commitment Service Activation and Churn Pipeline 25 FY 2Q 2011 Supplemental Earnings Information Service Activation and Churn Pipeline ($0.5)

($0.5) ($0.4) ($0.6) ($0.5) ($0.5) ($0.4) ($0.6) ($6) ($4) ($2) $0 Mar-10 Jun-10 Sep-10 Dec-10 Churn Pipeline -MRR Churn Pipeline -MAR $1.7 $1.8 $2.3 $2.3 — - — $0.0 $1.7 $1.8 $2.3 $2.3 $0 $2 $4 $6 Mar-10 Jun-10 Sep-10 Dec-10 Net Install Pipeline -MRR Net Install Pipeline -MAR Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR and MAR MRR and MAR MRR and MAR 100% 22% 78% millions 1 1The service activation pipeline on March 31, 2010, shows 78% of orders with a delivery date within the next 9 months and 22% oforders with a delivery date after the next nine months Gross Profit = 92% 94% 97% 97% 100% 28% 72% 100% 39% 61% 100% 43% 57% Gross Profit = 66% 65% 70% 70% Gross Profit = 101% 101% 102% 104% ($0.0) Revenue Under Contract 26 FY 2Q 2011 Supplemental Earnings Information Revenue Under Contract1

Revenue Under Contract millions Months 24 25 32 36 — 10 20 30 40 Mar-10 Jun-10 Sep-10 Dec-10 Average Remaining Contract Term $390 $400 $577 $704 $71 $80 $95 $153 $180 $57 $56 $61 $55 $528 $552 $790 $1,009 $0 $200 $400 $600 $800 $1,000 $1,200 Mar-10 Jun-10 Sep-10 Dec-10 Embedded Base -MRR Embedded Base -MAR Service Activation Pipeline Revenue Commit 1The Revenue Under Contract associated with the Revenue Commitments and the Service Activation Pipeline for the quarter ended September 30, 2010, have been updated to reflect revised contract terms for certain orders.The revisions resulted in a net reduction of $4.1M in total Revenue Under Contract for the period but have no impact on ZG financial statement reports Employee Data FY 2Q 2011 Supplemental Earnings Information 27 Employee Data

339 347 393 443 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 $706 $708 $698 $717 $0 $200 $400 $600 $800 Mar-10 Jun-10 Sep-10 Dec-10 $10.7 $11.2 $12.4 $13.7 $0 $2 $4 $6 $8 $10 $12 $14 Mar-10 Jun-10 Sep-10 Dec-10 $126 $129 $126 $123 $0 $200 $400 $600 $800 Mar-10 Jun-10 Sep-10 Dec-10 Number of Employees Annualized Revenue per Employee Employee Related SG&A Annualized Employee Related SG&A per Employee thousands millions thousands Headcount Financial Statement Revenue SG&A SG&A % of Revenue = 18% 18% 18% 17% Customer Verticals and Product Mix 28 FY 2Q 2011 Supplemental Earnings Information Customer Verticals and Product Mix 1Period ending September 30, 2010, reflects $282 thousand MRR and MAR transitioned from SONET/Digital Signal service to Ethernet services for Fibert-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to ZB and ZG reported financial statements 1 1Zayo Group Customer Verticals March 31,June 30,September 30,December 31,% of MRR2010201020102010Wireless27%28%29%29%National Carrier/ISP24%24%24%24%Public Sector/Enterprises16%15%14%17%PTT11%11%10%8%Regional Carrier/ISP6%6%6%6%RLEC5%5%5%5%CATV/Satellite4%4%5%4%Data Centers/Disaster Recovery/Tech2%2%2%3%Media/Content3%3%3%2%Reseller2%2%2%2%Zayo Group Product Mix March 31,June 30,September 30,December 31,% of MRR2010201020102010Sonet/Digital Signal54%55%49%45%Dark Fiber3%3%10%14%Ethernet11%11%12%14%Wavelengths6%7%7%8%Colocation7%7%6%6%Interconnect5%5%4%4%Access6% 6%4%4%DIA2%2%2%3%Voice/Data Bundles2%2%2%2%Other Transport Services 1%Other3%3%3%1% 56% 55% 56% 55% 0% 10% 20% 30% 40% 50% 60% 70% 80% 44% 44% 43% 44% 34% 35% 34% 34%

Customer Concentration 29 FY 2Q 2011 Supplemental Earnings Information Customer Concentration % of MRR 12% 12% 11% 11% 9% 9% 9% 8% 6% 7% 7% 7% Mar-10 Jun-10 Sep-10 Dec-10 Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 Customer and Unit Metrics Customer and Unit Metrics 2,046 2,048 2,074 2,227 — 500 1,000 1,500 2,000 2,500 Mar-10 Jun-10 Sep-10 Dec-10 23 24 25 27 — 5 10 15 20 25 30 Mar-10 Jun-10 Sep-10 Dec-10 $0.86 $0.84 $0.80 $0.97 $0 $5 $10 $15 Mar-10 Jun-10 Sep-10 Dec-10 Number of Customers Number of Units (MRR and MAR)/Unit

30 FY 2Q 2011 Supplemental Earnings Information Customers MRR and MAR MRR and MAR Units $10 $10 $11 $12 $0 $5 $10 $15 Mar-10 Jun-10 Sep-10 Dec-10 (MRR and MAR)/Customer thousands thousands thousands 1 1 1Units and (MRR and MAR)/Unit exclude Fiber Miles and ZFS MRR 1 1

Pricing Trends —Waves1 FY 2Q 2011 Supplemental Earnings Information 31 1Pricing trends based on ZB only $931 $1,037 $1,287 $1,462 $0 $1,000 $2,000 $3,000 Mar-10 Jun-10 Sep-10 Dec-10 10G Waves -MRR 108 122 137 152 0 40 80 120 160 200 Mar-10 Jun-10 Sep-10 Dec-10 10G Waves -Units $8.6 $8.5 $9.4 $9.6 $0 $20 $40 $60 $80 Mar-10 Jun-10 Sep-10 Dec-10 10G Waves —MRR/Unit thousands MRR MRR thousands $332 $326 $359 $442 $0 $1,000 $2,000 $3,000 Mar-10 Jun-10 Sep-10 Dec-10 2.5G Waves -MRR $9.8 $9.3 $9.7 $8.7 $0 $20 $40 $60 $80 Mar-10 Jun-10 Sep-10 Dec-10 2.5G Waves —MRR/Unit thousands MRR MRR thousands 34 35 37 51 0 40 80 120 160 200 Mar-10 Jun-10 Sep-10 Dec-10 2.5G Waves -Units

Pricing Trends -Ethernet 1,3 FY 2Q 2011 Supplemental Earnings Information 32 $567 $574 $698 $1,033 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 101-1000Mb Ethernet—MRR 182 176 200 296 0 500 1,000 1,500 2,000 2,500 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 101-1000Mb Ethernet—Units $3.1 $3.3 $3.5 $3.5 $0 $1 $2 $3 $4 $5 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 thousands MRR MRR thousands $1,055 $1,178 $1,610 $2,246 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-10 Jun-10 Sep-10 Dec-10 1-100Mb Ethernet-MRR 1,082 1,258 1,397 1,947 0 500 1,000 1,500 2,000 2,500 Mar-10 Jun-10 Sep-10 Dec-10 1-100Mb Ethernet-Units $1.0 $0.9 $1.2 $1.2 $0 $1 $2 $3 $4 $5 Mar-10 Jun-10 Sep-10 Dec-10 thousands MRR MRR thousands $1,622 $1,751 $2,308 $3,279 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-10 Jun-10 Sep-10 Dec-10 Total Ethernet -MRR 1,264 1,434 1,597 2,243 0 500 1,000 1,500 2,000 2,500 Mar-10 Jun-10 Sep-10 Dec-10 Total Ethernet -Units $1.3 $1.2 $1.4 $1.5 $0 $1 $2 $3 $4 $5 Mar-10 Jun-10 Sep-10 Dec-10 Total Ethernet —MRR/Unit thousands MRR MRR thousands 1Pricing trends based on ZB only 2Three months ended March 31, 2010, are shown on a pro-forma basis, adjusted to include one OVS 200Mb Ethernet unit as if OVS had been a related party rather than a discontinued operation for the entire period 3Period ending September 30, 2010, reflects $282 thousand MRR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to ZB and ZG reported financial statements

101-1000Mb Ethernet—MRR/Unit 1-100Mb Ethernet —MRR/Unit 2 2 2 Pricing Trends —OC3, OC12, and OC481 FY 2Q 2011 Supplemental Earnings Information 33

$1,089 $1,081 $1,106 $1,130 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-10 Jun-10 Sep-10 Dec-10 OC48 -MRR 80 76 78 85 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 OC48 -Units $13.6 $14.2 $14.2 $13.3 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 OC48 —MRR /Unit thousands MRR MRR thousands $1,593 $1,748 $1,905 $2,006 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-10 Jun-10 Sep-10 Dec-10 OC12 -MRR 223 248 282 305 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 OC12 -Units $7.1 $7.0 $6.8 $6.6 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 OC12 —MRR /Unit thousands MRR MRR thousands $1,386 $1,399 $1,375 $1,483 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-10 Jun-10 Sep-10 Dec-10 OC3 -MRR 364 368 362 393 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 OC3 -Units $3.8 $3.8 $3.8 $3.8 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 OC3 —MRR /Unit thousands MRR MRR thousands 1Pricing trends based on ZB only Pricing Trends —DS1 and DS31 FY 2Q 2011 Supplemental Earnings Information 34

$3,969 $4,004 $3,963 $4,121 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 DS3—MRR 3,410 3,440 3,359 3,572 0 2,000 4,000 6,000 8,000 10,000 12,000 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 DS3—Units $1.2 $1.2 $1.2 $1.2 $0.0 $0.5 $1.0 $1.5 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 DS3 —MRR /Unit thousands MRR MRR thousands $1,781 $1,952 $1,737 $1,928 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 DS1 —MRR 7,424 8,357 8,905 10,338 0 2,000 4,000 6,000 8,000 10,000 12,000 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 DS1 —Units $0.2 $0.2 $0.2 $0.2 $0.0 $0.5 $1.0 $1.5 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 DS1 —MRR /Unit thousands MRR MRR thousands 1Pricing trends based on ZB only 2 Three months ended March 31, 2010, are shown on a pro-forma basis, adjusted to include three OVS DS3 units and 255 OVS DS1 unitsas if OVS had been a related party rather than a discontinued operation for the entire period 3Period ending September 30, 2010, reflects $282 thousand MRR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to ZB and ZG reported financial statements 2 2 2 2 2 2 3 3 3 3 3 3 millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver $15.1 $19.5 $20.4 $36.5 $0.4 $0.4 $0.2 $0.5 $0.8 $0.6 $0.4 $0.4 $0.3 $1.1 $0.4 $0.1 $16.7 $21.6 $21.4 $37.5 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Growth Maintenance Integration Other 35 FY 2Q 2011 Supplemental Earnings Information Capital Expenditures Purchases of Property and Equipment

$0.4 $0.4 $0.2 $0.5 $0.3 $1.1 $0.4 $0.1 $0.7 $1.5 $0.6 $0.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Mar-10 Jun-10 Sep-10 Dec-10 Maintenance Other $0.8 $0.6 $0.4 $0.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Mar-10 Jun-10 Sep-10 Dec-10 Maintenance and Other Integration $13.5 $17.3 $19.2 $35.4 $1.6 $2.2 $1.2 $1.0 $15.1 $19.5 $20.4 $36.5 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Success Based Infrastructure Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions millions Network Metrics 36 FY 2Q 2011 Supplemental Earnings Information Network Metrics 20,172 20,409 21,584 23,042 — 5,000 10,000 15,000 20,000 25,000 Mar-10 Jun-10 Sep-10 Dec-10 532,428 538,810 753,089 927,573 0 200,000 400,000 600,000 800,000 1,000,000 Mar-10 Jun-10 Sep-10 Dec-10 2,256 2,418 3,103 4,041 — 1,000 2,000 3,000 4,000 5,000 Mar-10 Jun-10 Sep-10 Dec-10 141 143 146 153 — 50 100 150 200 Mar-10 Jun-10 Sep-10 Dec-10 Fiber Network -Route Miles Fiber Network -Fiber Miles Number of On-net Buildings Number of Markets Route Miles Fiber Miles On-Net Buildings # of Markets States = 26 + DC States = 27 + DC States = 27 + DC States = 31 + DC

Network Metrics

On-Net Buildings

	Three months ended			
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
On-Net Building Type				
Cell Site	913	1,045	1,346	1,681
Enterprise	863	877	1,152	1,628
Carrier Point of Presence ("PoP")	119	120	151	188
Local Serving Office ("LSO")	107	116	153	177
Carrier Hotel/Data Center	74	76	100	140
Zayo Hut	62	63	72	87
Wireless Mobile Switching Center ("MSC")	62	64	72	75
Zayo Point of Presence ("PoP")	49	50	50	58
CATV Head End	7	7	7	7
Total	2,256	2,418	3,103	4,041

FY 2Q 2011 Supplemental Earnings Information

37

Network Metrics 38 FY 2Q 2011 Supplemental Earnings Information Colocation Cabinet Utilization 39,949 41,091 50,091 50,091 — 10,000 20,000 30,000 40,000 50,000 60,000 Mar-10 Jun-10 Sep-10 Dec-10 1,598 1,642 2,004 2,004 0 500 1,000 1,500 2,000 2,500 Mar-10 Jun-10 Sep-10 Dec-10 1,330 1,327 1,361 1,314 — 500 1,000 1,500 2,000 2,500 3,000 Mar-10 Jun-10 Sep-10 Dec-10 Billable Colocation Square Feet Colocation Cabinet Equivalents
Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents 83% Utilization 81% 68% 66%

FY 2Q 2011 Supplemental Earnings Information 39 Fiber-to-the-Tower $2.0 $2.1 $2.0 $1.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Mar-10 Jun-10 Sep-10 Dec-10 $1.2 $1.3 $1.3 $1.3 1Bandwidth/Site excludes Dark-Fiber sites Fiber-to-the-Tower (FTT) Fiber-to-the-Tower 913 1,045 1,346 1,681 552 564 872 628 1,465 1,609 2,218 2,309 — 1,000 2,000 3,000 4,000 Mar-10 Jun-10 Sep-10 Dec-10 In Service Under Construction 19 23 27 29 0 5 10 15 20 25 30 35 Mar-10 Jun-10 Sep-10 Dec-10 Total FTT Towers Bandwidth/Site (Mbs)1 Revenue/Tower & Revenue/Site thousands thousands 1,430 1,607 2,065 2,478 807 821 1,019 717 2,237 2,428 3,084 3,195 — 1,000 2,000 3,000 4,000 Mar-10 Jun-10 Sep-10 Dec-10 In Service Under Construction

40 FY 2Q 2011 Supplemental Earnings Information Towers Sites MRR and MAR Mbs 1.5 Customers/ Site = 1.6 Revenue/Tower Revenue/Site Total FTT sites 1.5 1.5 34% 38% 41% 42% 0% 10% 20% 30% 40% 50% Mar-10 Jun-10 Sep-10 Dec-10 13% 11% 12% 12% % of Zayo Group’s Wireless Carrier MRR and MAR1 Fiber-to-the-Tower (FTT) Fiber-to-the-Tower $1.8 $2.2 $2.6 $3.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Mar-10 Jun-10 Sep-10 Dec-10 $41.8 $53.6 $65.3 $86.2 $0 $20 $40 $60 $80 $100 Mar-10 Jun-10 Sep-10 Dec-10 64% 62% 46% 41% 36% 38% 49% 54% 5% 5% 0% 20% 40% 60% 80% 100% Mar-10 Jun-10 Sep-10 Dec-10 FTT Product Mix -% Sonet/Digital Signal FTT Product Mix -% Dedicated Ethernet FTT Product Mix -% Dark Fiber FTT MRR and MAR FTT Cumulative Capital Expenditures FTT Product Mix millions millions

41 FY 2Q 2011 Supplemental Earnings Information % of MRR and MAR MRR and MAR % of MRR and MAR % of FTT MRR and MAR Capital Expenditures % of Zayo Group’s MRR and MAR 1 Zayo Group’s wireless carrier MRR and MAR was $5.2 million on March 31, 2010, $5.7 million on June 30, 2010, $6.6million on September 30, 2010, and $7.5 million on December 31, 2010 2Period ending September 30, 2010, reflects $282 thousand MRR and MAR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to ZB and ZG reported financial statements Contract Value = $113M $155M Not available $191M 2

FTT Markets FTT Markets
·Mid-Atlanticincludes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania ·North Central includes Indiana, Minnesota, Kentucky, and Ohio ·Southeast includes Tennessee and Georgia ·Pacific Northwest includes Idaho and Washington ·Southwest includes Las Vegas 42 FY 2Q 2011 Supplemental Earnings InformationMarch 31,June 30,September 30,December 31,2010201020102010In Service:Mid-Atlantic991316North Central45921Pacific Northwest1123Southeast-112Southwest—Total FTT Markets In Service14162542Under Construction: Mid-Atlantic6763North Central101011-Pacific Northwest-1—Southeast211-Southwest—1Total FTT Markets Under Construction1818184Total:Mid-Atlantic15161919North Central14152021Pacific Northwest1123Southeast2222Southwest—1Total FTT Markets32344346

FY 2Q 2011 Supplemental Earnings Information 43 Financial Data by Business Unit

Zayo Bandwidth Financial Data 44 Financial Data 1The three months ended September 30, 2010, amounts include the transfer of $1.4M Revenue and $1.1M Adjusted EBITDA from ZB toZFS in conjunction with the launch of ZFS on July 1, 2010. Excluding the effect of these intercompany transfers, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2010, were 18% and 34% respectively FY 2Q 2011 Supplemental Earnings Information($ in millions)March 31,June 30,September 30,1December 31,2010201020102010Revenue$45.5 $46.6 $47.2 $52.8 Annualized revenue growth9%6%48%Gross profit32.1 33.4 34.1 38.8 Gross profit %71%72%72%73%Operating income$4.5 $7.9 $8.8 $10.4 Adjusted EBITDA$17.5 $19.0 $19.1 $21.9 Purchases of property and equipment16.1 19.9 17.9 32.4 Unlevered free cash flow / (deficit)$1.4 ($0.9)$1.2 ($10.5)Annualized Adjusted EBITDA growth34%2%58% Adjusted EBITDA margin38%41%40%41%Total invested capital$254.7 $259.5 $248.5 $326.4 Invested capital ratio3.6 x3.4 x3.3 x3.7 xThree months ended

Zayo FiberSolutionsFinancial Data FY 2Q 2011 Supplemental Earnings Information 45 Financial Data($ in millions)September 30,December 31,20102010Revenue$7.5 $11.1 Annualized revenue growth194%Gross profit7.4 11.0 Gross profit %98%99%Operating income$2.0 $3.0 Adjusted EBITDA$4.3 $7.0 Purchases of property and equipment1.5 3.3 Unlevered free cash flow $2.8 $3.7 Annualized Adjusted EBITDA growth251% Adjusted EBITDA margin57%63%Total invested capital$85.7 $132.8 Invested capital ratio5.0 x4.7 xThree months ended

zColo Financial Data FY 2Q 2011 Supplemental Earnings Information 46 Financial Data($ in millions)March 31,June 30,September 30,December 31,2010201020102010Revenue$6.9 $7.1 $7.2 $7.4 Annualized revenue growth11%5%11%Gross profit3.6 3.7 3.6 3.9 Gross profit %52%52%50%53%Operating income$1.0 $1.3 $1.0 $1.1 Adjusted EBITDA$2.4 $2.6 $2.4 $2.4 Purchases of property and equipment0.1 0.4 0.4 0.5 Unlevered free cash flow $2.3 $2.3 $2.0 $1.9 Annualized Adjusted EBITDA growth44%-38%11% Adjusted EBITDA margin34%37%33%33%Total invested capital$55.0 $47.4 $45.8 $43.5 Invested capital ratio5.8 x4.5 x4.8 x4.4 xThree months ended

Zayo Enterprise Networks Financial Data 47 FY 2Q 2011 Supplemental Earnings Information 1The three months ended September 30, 2010, amounts include the transfer of $0.7 million Revenue and $0.3 million Adjusted EBITDA from ZEN to ZFS in conjunction with the launch of ZFS on July 1, 2010 Financial Data($ in millions)March 31,June 30,September 30,1December 31,2010201020102010Revenue$8.8 $9.3 $8.2 $8.1 Annualized revenue growth24%-50%-4%Gross profit4.7 5.1 4.3 4.2 Gross profit %54%55%53%52%Operating income/(loss)$0.2 $0.5 $0.0 ($0.2)Adjusted EBITDA$1.5 $1.8 $1.2 $0.9 Purchases of property and equipment0.4 1.2 1.6 1.3 Unlevered free cash flow / (deficit)$1.1 $0.6 ($0.3)($0.4)Annualized Adjusted EBITDA growth60%-122%-98% Adjusted EBITDA margin17%19%15%11%Total invested capital$36.4 $31.6 $25.1 $24.9 Invested capital ratio5.9 x4.5 x5.1 x6.7 xThree months ended

FY 2Q 2011 Supplemental Earnings Information 48 HistoricalFinancial Data & Reconciliations

Consolidated Historical Financial Data 49 FY 2Q 2011 Supplemental Earnings Information Financial Data($ in millions)Fiscal Year 2009September 30,December 31,March 31,June 30,September 30,December 31,Total2009200920102010Total20102010Revenue$150.8 $45.5 $58.2 $58.9 $61.4 $224.0 $68.6 $77.9 Annualized revenue growth50%112%5%17%49%47%54%Gross profit102.0 31.1 38.4 39.4 41.6 150.5 48.7 57.2 Gross profit %68%68%66%67%68%67%71%73%Operating income/(loss)$3.6 4.3 8.4 (1.8)6.5 17.3 $9.1 $13.2 Earnings/(loss) from continuing operations($9.3)0.1 2.9 (11.4)5.4 (3.0)($0.3)$1.9 Earnings from discontinued operations, net of income taxes7.0 1.5 1.1 0.6 0.2 3.4 0.0 0.0 Net earnings/ (loss)($2.2)$1.6 $4.1 ($10.8)$5.6 $0.5 ($0.3)$1.9 Adjusted EBITDA, from continuing operations$40.5 $14.9 $19.6 $21.9 $23.3 $79.7 $26.8 $32.2 Purchases of property and equipment62.1 11.7 9.8 16.7 21.6 59.8 21.4 37.5 Unlevered free cash flow (deficit)($21.6)$3.2 $9.8 $5.2 $1.7 $19.9 $5.4 ($5.3)Annualized EBITDA growth139%127%46%26%97%60%82% Adjusted EBITDA margin27%33%34%37%38%36%39%41%Fiscal Year 2010Fiscal Year 2011

Consolidated Historical Reconciliations 50 FY 2Q 2011 Supplemental Earnings Information Financial Data($ in millions)Fiscal Year 2009September 30,December 31,March 31,June 30,September 30,December 31,Total2009200920102010Total20102010Earnings/(loss) from continuing operations($9.3)$0.1 $2.9 ($11.4)$5.4 ($3.0)($0.3)$1.9 Depreciation and amortization29.6 9.1 10.6 10.6 10.9 41.2 12.4 16.4 Interest expense (including loss on extinguishment of debt)15.2 3.6 3.2 10.3 7.4 24.6 6.3 9.0 Provision / (benefit) for income taxes(2.1)0.7 2.2 0.2 3.2 6.3 3.0 2.3 EBITDA, from continuing operations$33.4 $13.4 $18.9 $9.8 $26.9 $69.1 $21.4 $29.6 Stock-based compensation6.4 0.9 0.6 11.8 5.0 18.2 5.2 1.9 Gain on bargain purchase of Fibernet Telecom, Inc.0.0 (0.0)(0.0)0.0 (9.1)(9.1)0.0 0.0 Transaction costs related to acquisitons0.7 0.6 0.1 0.2 0.5 1.4 0.2 0.7 Adjusted EBITDA, from continuing operations$40.5 $14.9 $19.6 $21.9 $23.3 $79.7 $26.8 $32.2 Purchases of property and equipment62.1 11.7 9.8 16.7 21.6 59.8 21.4 37.5 Unlevered free cash flow (deficit)($21.6)$3.2 $9.8 $5.2 $1.7 $19.9 $5.4 ($5.3)Fiscal Year 2010Fiscal Year 2011

51 FY 2Q 2011 Supplemental Earnings Information Financial DataReconciliation Financial DataZayo BandwidthZayo Enterprise NetworkszColoZayo Fiber SolutionsCorporate / Interco EliminationZayo GroupEarnings/(loss) from continuing operations$10.1 ($0.2)$1.0 $3.0 ($12.0)$1.9 Depreciation and amortization10.3 1.0 1.3 3.8 0.0 16.4 Interest expense (including loss on extinguishment of debt)0.3 0.0 0.0 0.0 8.7 9.0 Provision / (benefit) for income taxes0.0 0.0 0.0 0.0 2.3 2.3 EBITDA, from continuing operations$20.7 $0.8 $2.3 $6.8 ($1.0)$29.6 Stock-based compensation0.6 0.1 0.1 0.1 1.0 1.9 Transaction costs related to acquisitons0.6 0.0 0.0 0.1 0.0 0.7 Adjusted EBITDA, from continuing operations$21.9 $0.9 $2.4 $7.0 ($0.0)$32.2 Purchases of property and equipment32.4 1.3 0.5 3.3 0.0 37.5 Unlevered free cash flow (deficit)($10.5)($0.4)$1.9 $3.7 ($0.0)($5.3)Three months ended December 31, 2010

Pro-forma Growth Reconciliation

Pro-forma Growth Reconciliation

($ in millions)

	Three months ended September 30, 2010			
	Historical			
	Zayo Group	AFS	Pro-forma adjustments	Pro-forma
Revenue	$68.6	$8.0	($0.1) [1]	$76.5
Operating Expenses	(19.9)	(2.1)	-	(22.0)
Selling, general and administrative	(22.0)	(2.3)	-	(24.3)
Depreciation and amortization	(12.5)	(2.4)	(0.7) [1]	(15.6)
Stock based compensation	(5.2)	-	-	(5.2)
Interest expense	(6.3)	(0.4)	(2.2)	(8.9)
Other expense, net	(0.2)	(10.6)	10.6 [2]	(0.2)
(Provision)/benefit for income taxes	(3.0)	-	1.1 [3]	(1.9)
Net Earnings	**($0.3)**	**($9.9)**	**$8.8**	**($1.4)**
Interest expense	6.3	0.4	2.2	8.9
(Provision)/benefit for income taxes	3.0	-	(1.1)	1.9
Other non-recurring income	-	-	-	-
Depreciation and amortization	12.5	2.4	0.7	15.6
Transaction costs	0.2	-	-	0.2
Stock-based compensation	5.2	-	-	5.2
Adjusted EBITDA	**$26.8**	**($7.1)**	**$10.5**	**$30.2**

	Three months ended June 30, 2010				
	Historical				
	Zayo Group	AGL	AFS	Pro-forma adjustments	Pro-forma
Revenue	$61.4	$5.7	$7.9	($0.2) [1]	$74.8
Operating Expenses	(19.8)	(0.2)	(2.1)	-	(22.2)
Selling, general and administrative	(19.3)	(2.6)	(2.8)	-	(24.6)
Depreciation and amortization	(10.9)	(0.8)	(2.4)	0.3 [1]	(13.7)
Stock based compensation	(5.0)	-	-	-	(5.0)
Interest expense	(7.4)	(0.1)	(0.8)	(2.2)	(10.5)
Other expense, net	9.6	0.0	0.2	-	9.8
Tax Expense	(3.2)	(0.9)	-	0.8 [3]	(3.3)
Net Earnings	**$5.4**	**$1.3**	**($0.1)**	**($1.2)**	**$5.4**
Interest expense	7.4	0.1	0.8	2.2	10.5
Provision for income taxes	3.2	0.9	-	(0.8)	3.3
Other non-recurring income	(9.1)	-	-	-	(9.1)
Depreciation and amortization	10.9	0.8	2.4	(0.3)	13.7
Transaction costs	0.5	-	-	-	0.5
Stock-based compensation	5.0	-	-	-	5.0
Adjusted EBITDA	**$23.3**	**$3.0**	**$3.1**	**($0.2)**	**$29.3**

[1] Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles

[2] The historical other expenses of $10.6 million recognized at AFS during the three months ended September 30, 2010 relate to non-recurring legal and bonus payments to executives which were directly a result of the acquisition of AFS. As these expenses did not occur during the normal course of business and AFS would not have incurred these expenses without the Company's acquisition of AFS, these expenses have been excluded from our Adjusted EBITDA

[3] The income tax expense for AFS and AGL (historical and pro-forma) have been adjusted to reflect an assumed effective tax rate of 39.0%

FY 2Q 2011 Supplemental Earnings Information

52